UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06624

Nuveen New York Select Tax-Free Income Portfolio

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 257-8787

Date of fiscal year end: February 28

Date of reporting period: February 28, 2025

Item 1.	Reports to Stockholders.

Closed-End Funds	February 28, 2025

Nuveen Municipal

Closed-End Funds

Nuveen California Select Tax-Free Income Portfolio	NXC

Nuveen New York Select Tax-Free Income Portfolio	NXN

Annual

Report

Table

of Contents

2

Important Notices

Management fees: As of May 1, 2024, each Fund’s overall complex-level fee begins at a maximum rate of 0.1600% of the Fund’s average daily net assets, with breakpoints for eligible complex-level assets above $124.3 billion.

3

Portfolio Managers’

Comments

Nuveen California Select Tax-Free Income Portfolio (NXC)

Nuveen New York Select Tax-Free Income Portfolio (NXN)

Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, is the investment adviser for the Nuveen California Select Tax-Free Income Portfolio (NXC) and Nuveen New York Select Tax-Free Income Portfolio (NXN).

The portfolio managers for NXC and NXN are Scott Romans, PhD and Kristen DeJong, CFA.

Below is a discussion of each Fund’s performance and the factors that contributed and detracted during the 12-month reporting period ended February 28, 2025. For more information on Fund investment objectives and policies, please refer to the Shareholder

Update section at the end of the report.

Nuveen California Select Tax-Free Income Portfolio (NXC)

What factors affected markets during the reporting period?

•

Municipal bond yields rose over the reporting period, except for short maturities, whose yields fell. However, the path was not a straight line given uncertainties about the Federal Reserve’s plan for monetary easing and U.S. fiscal policy under the incoming Trump administration.

•	Credit fundamentals remained strong, with default activity at low levels. Although supply increased during the reporting period, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•

The portfolio management team took advantage of periods of market softness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended February 28, 2025, NXC returned 2.60%. The Fund underperformed the S&P Municipal Bond California Index, which returned 3.01%.

Top contributors to relative performance

•	Overweight to durations of 12 years and longer and underweight to durations of two to four years.

•	Overweights to BBB-rated, non-rated and A-rated bonds, and underweight to AA-rated bonds.

Top detractors from relative performance

•	Overweight to the water and sewer sector and underweight to the industrial development revenue sector.

•	Exposure to Palomar Pomerado Health System general obligation bonds.

4

Nuveen New York Select Tax-Free Income Portfolio (NXN)

What factors affected markets during the reporting period?

•

Municipal bond yields rose over the reporting period, except for short maturities, whose yields fell. However, the path was not a straight line given uncertainties about the Federal Reserve’s plan for monetary easing and U.S. fiscal policy under the incoming Trump administration.

•	Credit fundamentals remained strong, with default activity at low levels. Although supply increased during the reporting period, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•

The portfolio management team took advantage of periods of market softness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended February 28, 2025, NXN returned 3.26%. The Fund performed in line with the S&P Municipal Bond New York Index, which returned 3.04%.

Top contributors to relative performance

•	Overweights to BBB-rated, non-rated and BB-rated bonds, and underweights to AAA-rated and AA-rated bonds.

•	Underweight to the dedicated tax sector and overweight to the airports sector.

Top detractors from relative performance

•	Overweight to durations of four to six years.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of February 28, 2025. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXC	NXN
March	$0.0455	$0.0410
April	0.0455	0.0410
May	0.0455	0.0410
June	0.0455	0.0410
July	0.0455	0.0410
August	0.0455	0.0410
September	0.0455	0.0420
October	0.0455	0.0420
November	0.0455	0.0420
December	0.0455	0.0420
January	0.0455	0.0420
February	0.0455	0.0420
Total Distributions from Net Investment Income	$0.5460	$0.4980

Yields	NXC	NXN
Market Yield[1]	4.15%	4.25%
Taxable-Equivalent Yield[1]	9.05%	8.81%

[1]

Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 54.1% and 51.7% for NXC and NXN, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund’s distribution policy, which may be changed by the Funds’ Board of Trustees, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If a distribution includes anything other than net investment income, the Fund provides a notice of the best estimate of its distribution sources at the time of the distribution which may be viewed at www.nuveen.com/CEFdistributions. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

6

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, NXC was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The maximum aggregate offering under this Shelf Offering is as shown in the accompanying table.

NXC
Maximum aggregate offering	1,300,000

During the current reporting period, NXC sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share in the accompanying table.

NXC
Common shares sold through shelf offering	49,308
Weighted average premium to NAV per common share sold	0.21%

Refer to the Notes to Financial Statements for further details on Shelf Offerings and the Fund’s transactions.

COMMON SHARE REPURCHASES

The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of February 28, 2025, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NXC	NXN

Common shares cumulatively repurchased and retired	-	-

Common shares authorized for repurchase	635,000	390,000

7

About the Funds’ Benchmarks

S&P Municipal Bond Index: An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond California Index: An index designed to measure the performance of the tax-exempt California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond New York Index: An index designed to measure the performance of the tax-exempt New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

8

Fund Performance and Holdings

The Fund Performance and Holding Summaries for each Fund are shown below within this section of the report.

Fund Performance

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Holding Summaries

The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

9

NXC	Nuveen California Select Tax-Free Income Portfolio
Fund Performance and Holdings February 28, 2025

Performance*

		Total Returns as of February 28, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NXC at Common Share NAV	6/19/92	2.60%	0.35%	2.67%
NXC at Common Share Price	6/19/92	4.48%	(0.26)%	2.47%
S&P Municipal Bond Index	–	3.38%	0.90%	2.40%
S&P Municipal Bond California Index	–	3.01%	0.67%	2.37%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond California Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$13.79	$13.15	(4.64)%	(3.54)%

Growth of an Assumed $10,000 Investment as of February 28, 2025 - Common Share Price

10

Holdings

Fund Allocation (% of net assets)
Municipal Bonds	96.5%
Short-Term Municipal Bonds	2.4%
Other Assets & Liabilities, Net	1.1%
Net Assets	100%

Bond Credit Quality (% of total investments)
AAA	4.8%
AA	45.3%
A	23.3%
BBB	5.1%
BB or Lower	7.4%
N/R (not rated)	14.1%
Total	100%

Portfolio Composition[1] (% of total investments)
Tax Obligation/General	29.2%
Utilities	18.2%
Health Care	13.5%
Transportation	11.8%
Tax Obligation/Limited	10.0%
Housing/Multifamily	9.1%
U.S. Guaranteed	7.5%
Other	0.7%
Total	100%

States and Territories[2] (% of total municipal bonds)
California	97.7%
Puerto Rico	2.3%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

11

NXN	Nuveen New York Select Tax-Free Income Portfolio
Fund Performance and Holdings February 28, 2025

Performance*

		Total Returns as of February 28, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NXN at Common Share NAV	6/19/92	3.26%	0.43%	2.23%
NXN at Common Share Price	6/19/92	5.47%	0.65%	1.85%
S&P Municipal Bond Index	—	3.38%	0.90%	2.40%
S&P Municipal Bond New York Index	—	3.04%	0.80%	2.28%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$12.66	$11.85	(6.40)%	(7.38)%

Growth of an Assumed $10,000 Investment as of February 28, 2025 - Common Share Price

12

Holdings

Fund Allocation (% of net assets)
Municipal Bonds	95.8%
Other Assets & Liabilities, Net	4.2%
Net Assets	100%

Bond Credit Quality (% of total investments)
AAA	6.3%
AA	42.2%
A	11.8%
BBB	24.0%
BB or Lower	8.4%
N/R (not rated)	7.3%
Total	100%

Portfolio Composition[1] (% of total investments)
Tax Obligation/Limited	28.7%
Transportation	20.7%
Health Care	14.7%
Education and Civic Organizations	11.2%
Utilities	8.5%
Tax Obligation/General	6.2%
Consumer Staples	4.5%
Other	5.5%
Total	100%

States and Territories[2] (% of total municipal bonds)
New York	94.1%
Puerto Rico	3.8%
Guam	2.1%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

13

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14

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen California Select Tax-Free Income Portfolio and Nuveen New York Select Tax-Free Income Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Select Tax-Free Income Portfolio and Nuveen New York Select Tax-Free Income Portfolio (hereafter collectively referred to as the “Funds”) as of February 28, 2025, the related statements of operations and statements of changes in net assets for the year ended February 28, 2025, including the related notes, and the financial highlights for the year ended February 28, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2025, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for the year ended February 28, 2025 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended February 29, 2024 and the financial highlights for each of the periods ended on or prior to February 29, 2024 (not presented herein other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated April 26, 2024 expressed an unqualified opinion on those financial statements.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2025 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 25, 2025

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

15

Portfolio of Investments February 28, 2025

NXC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 96.5%
		MUNICIPAL BONDS - 96.5%
		CONSUMER STAPLES - 0.2%
$ 20,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A	4.000%	06/01/49	$ 18,616
1,265,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2	0.000	06/01/66	149,221

		TOTAL CONSUMER STAPLES			167,837

		EDUCATION AND CIVIC ORGANIZATIONS - 0.5%
60,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A	5.000	07/01/46	60,101
385,000	(a)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C	5.000	07/01/46	387,737

		TOTAL EDUCATION AND CIVIC ORGANIZATIONS			447,838

		HEALTH CARE - 12.7%
2,590,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B	5.000	11/15/46	2,631,543
1,000,000		California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A	4.000	03/01/39	1,001,822
1,240,000		California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019	4.000	11/15/45	1,182,758
965,000		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A	4.000	04/01/49	918,882
125,000		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2024A	5.250	12/01/49	136,090
1,365,000		California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2	4.000	11/01/44	1,349,852
70,000		California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A	5.000	10/01/38	70,164
255,000		California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B	5.000	10/01/44	255,486
1,040,000		California Infrastructure and Economic Development Bank, Revenue Bonds, Adventist Health Energy Projects, Series 2024A	5.250	07/01/54	1,090,310
450,000		California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A - AGM Insured	4.000	02/01/51	435,881
35,000		California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A	5.000	07/01/47	35,400
130,000		California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A	5.250	11/01/41	130,800
150,000		California Municipal Financing Authority, Certificates of Participation, Palomar Health, Series 2022A - AGM Insured	5.250	11/01/52	155,653
350,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.250	12/01/34	350,255
1,365,000	(a)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.250	12/01/56	1,374,048
70,000		California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2022A - AGM Insured	5.250	08/15/52	74,482

		TOTAL HEALTH CARE			11,193,426

		HOUSING/MULTIFAMILY - 9.0%
545,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A	4.000	02/01/56	362,050
590,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A-2	4.000	08/01/47	481,236
870,000	(a)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A	5.000	02/01/50	646,304

16	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HOUSING/MULTIFAMILY (continued)
$ 565,362		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2	4.000%	03/20/33	$ 568,960
507,539		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-1	3.500	11/20/35	495,195
86,756		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019-1	4.250	01/15/35	89,468
507,818		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Social Certificates Series 2023 - 1	4.375	09/20/36	527,157
660,000	(a)	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Series 2021A-2	4.000	04/01/56	513,799
225,000	(a)	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave Apartments, Senior Series 2022A-1	4.000	08/01/58	176,953
320,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-2	3.250	05/01/57	226,335
425,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Senior Lien Series 2021A	4.000	10/01/56	373,494
560,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2	4.000	10/01/56	447,935
750,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A	5.000	01/01/54	662,545
540,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-2	4.000	10/01/56	421,663
265,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1	3.125	07/01/56	183,107
115,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A-2	4.000	09/01/56	89,971
245,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A	4.000	08/01/56	218,306
50,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B	4.000	12/01/56	39,145
100,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series 2021A-2	3.000	12/01/56	71,531
185,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Union South Bay, Series 2021A-2	4.000	07/01/56	151,237
160,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1	3.000	06/01/47	114,333
585,000	(a)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2	3.125	06/01/57	366,033
600,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A-1	3.000	12/01/49	414,345
125,000		Los Angeles Housing Authority, California, Multifamily Housing Revenue Bonds, Clarendon Apartments, Senior Series 2024A	4.400	12/01/54	117,157
215,000		Los Angeles Housing Authority, California, Multifamily Housing Revenue Bonds, Clarendon Apartments, Senior Series 2024A	4.500	12/01/59	202,432

		TOTAL HOUSING/MULTIFAMILY			7,960,691

		TAX OBLIGATION/GENERAL - 27.2%
620,000		Butte-Glenn Community College District, Butte and Glenn Counties, California, General Obligation Bonds, Election 2016 Series 2017A	5.250	08/01/46	641,403
1,000,000		California State, General Obligation Bonds, Various Purpose Refunding Series 2015	5.000	08/01/34	1,007,223
1,000,000		Chaffey Joint Union High School District, San Bernardino County, California, General Obligation Bonds, Election 2012 Series 2017C	5.250	08/01/47	1,029,926

See Notes to Financial Statements	17

Portfolio of Investments February 28, 2025 (continued)

NXC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TAX OBLIGATION/GENERAL (continued)
$ 6,205,000		Desert Community College District, Riverside County, California, General Obligation Bonds, Election of 2016 Series 2024	4.000%	08/01/51	$ 6,198,022
1,000,000		Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2015A	4.000	08/01/45	1,000,057
2,790,000		Natomas Unified School District, Sacramento County, California, General Obligation Bonds, Election of 2018, Series 2020A - AGM Insured	4.000	08/01/49	2,767,371
7,575,000		Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A	0.000	08/01/34	4,718,859
65,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/41	62,651
1,000,000		San Benito High School District, San Benito and Santa Clara Counties, California, General Obligation Bonds, 2016 Election Series 2017	5.250	08/01/46	1,035,221
8,075,000		San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B	0.000	08/01/44	3,357,132
2,000,000	(b)	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011 - AGM Insured	0.000	08/01/38	2,247,133

		TOTAL TAX OBLIGATION/GENERAL			24,064,998

		TAX OBLIGATION/LIMITED - 9.8%
20,000		Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B	5.000	09/02/36	20,009
50,000		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016B	5.000	09/02/46	50,439
100,000		Corona, California, Special Tax Bonds, Community Facilities District 2018-1 Bedford, Series 2018A	5.000	09/01/48	101,490
15,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1	5.000	06/01/51	15,565
1,000,000		Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A	5.000	06/01/39	1,020,962
3,000,000		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A	5.000	07/01/44	3,154,684
1,000,000		Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009	7.000	03/01/34	1,003,194
1,118,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	1,122,712
550,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.784	07/01/58	544,079
180,000		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003-1 Improvement Area 1, Refunding Series 2022A-1 - AGM Insured	5.250	09/01/52	192,322
60,000		San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014	5.000	08/01/39	60,221
15,000		Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011	7.000	10/01/26	15,045
1,285,000		Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99-02, Series 2018A	5.000	09/01/28	1,333,864
60,000		Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series 2020A	5.000	10/01/45	61,035

		TOTAL TAX OBLIGATION/LIMITED			8,695,621

18	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TRANSPORTATION - 11.7%
$ 60,000		California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc. Los Angeles International Airport Project, Series 2019, (AMT)	4.000%	07/15/29	$ 59,950
250,000		Long Beach, California, Harbor Revenue Bonds, Series 2015D	5.000	05/15/42	250,619
1,860,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding & Subordinate Series 2022C, (AMT)	4.000	05/15/40	1,860,691
1,525,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2022A, (AMT)	5.000	05/15/45	1,592,880
3,250,000		Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, RCTC 91 Express Lanes, Refunding Series 2021B-1	4.000	06/01/39	3,311,730
305,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, International Senior Series 2023B, (AMT)	5.000	07/01/53	317,235
1,000,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021B, (AMT)	5.000	07/01/46	1,038,478
1,400,000		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2023C, (AMT)	5.500	05/01/40	1,564,205
90,000		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A	4.000	01/15/50	87,033
240,000		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B	5.250	01/15/44	240,120

		TOTAL TRANSPORTATION			10,322,941

		U.S. GUARANTEED - 7.4% (c)
410,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, (Pre- refunded 11/15/26)	5.000	11/15/46	427,259
2,500,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, (Pre-refunded 11/15/25)	5.000	11/15/41	2,543,388
35,000		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A, (Pre-refunded 4/01/30)	4.000	04/01/49	37,275
1,650,000		Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, (Pre-refunded 6/01/25)	5.000	06/01/40	1,659,763
1,350,000		Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, (Pre-refunded 6/01/25)	5.000	06/01/40	1,357,988
550,000		Long Beach, California, Harbor Revenue Bonds, Series 2015D, (Pre-refunded 5/15/25)	5.000	05/15/42	552,420

		TOTAL U.S. GUARANTEED			6,578,093

		UTILITIES - 18.0%
840,000		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024A, (Mandatory Put 4/01/32)	5.000	05/01/54	905,472
375,000	(a)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, (AMT)	5.000	07/01/37	375,749
1,160,000	(a)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, (AMT)	5.000	11/21/45	1,160,753
645,000		Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A	5.500	11/15/37	751,848
2,000,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B	5.000	07/01/40	2,140,329
3,000,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A	5.000	07/01/44	3,036,020
2,900,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A	4.000	07/01/47	2,860,448

See Notes to Financial Statements	19

Portfolio of Investments February 28, 2025 (continued)

NXC

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES (continued)
$ 1,000,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018B	5.000%	07/01/38	$ 1,043,014
250,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	253,863
2,050,000		Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2020A	5.000	12/01/50	2,175,230
1,070,000		San Joaquin Valley Clean Energy Authority, California, Clean Energy Project Revenue Bonds, Green Series 2025A, (Mandatory Put 7/01/35)	5.500	01/01/56	1,221,817

		TOTAL UTILITIES			15,924,543

		TOTAL MUNICIPAL BONDS (Cost $84,080,182)			85,355,988

		TOTAL LONG-TERM INVESTMENTS (Cost $84,080,182)			85,355,988

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 2.4%
		MUNICIPAL BONDS - 2.4%
		HEALTH CARE - 0.7%
$ 600,000	(d),(e)	California Health Facilities Financing Authority, California, Revenue Bonds, Scripps Health, Weekly Mode Series 2024C-1	0.800	11/15/63	$ 600,000

		TOTAL HEALTH CARE			600,000

		TAX OBLIGATION/GENERAL - 1.7%
1,500,000	(d),(e)	California State, General Obligation Bonds, Variable Rate Weekly Rate Period, Series 2024C-3	1.000	05/01/48	1,500,000

		TOTAL TAX OBLIGATION/GENERAL			1,500,000

		TOTAL MUNICIPAL BONDS (Cost $2,100,000)			2,100,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $2,100,000)			2,100,000

		TOTAL INVESTMENTS - 98.9% (Cost $86,180,182)			87,455,988

		OTHER ASSETS & LIABILITIES, NET - 1.1%			968,479

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$ 88,424,467

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $9,086,697 or 10.4% of Total Investments.
(b)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(c)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(d)	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
(e)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

20	See Notes to Financial Statements

Portfolio of Investments February 28, 2025

NXN

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 95.8%
		MUNICIPAL BONDS - 95.8%
		CONSUMER STAPLES - 4.3%
$ 435,000		Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A	5.000%	06/01/38	$ 414,300
195,000		New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series Series 2016A-1	5.625	06/01/35	198,472
1,530,000		New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series Series 2016A-1	5.750	06/01/43	1,535,002

		TOTAL CONSUMER STAPLES			2,147,774

		EDUCATION AND CIVIC ORGANIZATIONS - 10.7%
250,000		Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A	7.500	12/01/40	237,590
30,000		Build New York City Resource Corporation, New York, Revenue Bonds, Classical Charter Schools Series 2023A	4.500	06/15/43	29,423
35,000		Build New York City Resource Corporation, New York, Revenue Bonds, Classical Charter Schools Series 2023A	4.750	06/15/58	33,839
35,000		Build New York City Resource Corporation, New York, Revenue Bonds, KIPP New York City Public School Facilities, Canal West Project, Series 2022	5.250	07/01/52	36,141
100,000		Build New York City Resource Corporation, New York, Revenue Bonds, KIPP New York City Public School Facilities, Canal West Project, Series 2022	5.250	07/01/62	102,845
100,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1	5.000	06/01/40	96,967
115,000	(a)	Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter School Project, Social Impact Project Series 2021A	5.000	06/01/56	98,286
140,000	(a)	Dormitory Authority of the State of New York, General Revenue Bonds, American Musical and Dramatic Academy Inc., Series 2023A	7.250	07/01/53	143,210
165,000		Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University, Series 2022A	5.000	07/15/42	168,946
130,000		Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University, Series 2022A	5.000	07/15/50	130,669
1,000,000		Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007 - FGIC Insured	5.250	07/01/34	1,034,534
605,000		Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A	5.000	07/01/40	606,053
365,000		Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2016A	5.000	07/01/41	371,611
290,000		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A	5.000	07/01/35	291,479
1,185,000		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A	5.000	07/01/35	1,217,831
250,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A	5.500	12/01/36	234,140
215,000		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C	5.625	01/01/55	198,358
110,000		Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013	5.000	09/01/38	110,078
180,000		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A - AGM Insured	4.000	03/01/45	174,685

		TOTAL EDUCATION AND CIVIC ORGANIZATIONS			5,316,685

		FINANCIALS - 1.1%
450,000		Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005	5.250	10/01/35	523,201

		TOTAL FINANCIALS			523,201

See Notes to Financial Statements	21

Portfolio of Investments February 28, 2025 (continued)

NXN

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HEALTH CARE - 14.0%
$ 890,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A	4.000%	05/01/45	$ 855,771
760,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A	4.250	05/01/52	724,841
600,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2024A	5.250	05/01/54	646,769
1,100,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2018A	5.000	08/01/34	1,134,262
1,000,000		Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A	4.000	07/01/50	947,798
300,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015	5.000	12/01/40	285,455
200,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/32	199,932
100,000	(a)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/35	99,168
20,000		Dormitory Authority of the State of New York, Revenue Bonds, White Plains Hospital, Series 2024	5.250	10/01/49	20,916
160,000		Dormitory Authority of the State of New York, Revenue Bonds, White Plains Hospital, Series 2024	5.500	10/01/54	174,364
500,000		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B	4.000	07/01/41	480,478
195,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017	5.000	12/01/46	196,384
420,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2020A	4.000	12/01/46	385,142
835,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016	5.000	11/01/46	796,905
25,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2023	6.250	11/01/52	27,940

		TOTAL HEALTH CARE			6,976,125

		HOUSING/MULTIFAMILY - 0.2%
100,000	(a)	New York City Housing Development Corporation, New York, Multi-Family Mortgage Revenue Bonds, 8 Spruce Street, Class F Series 2024	5.250	12/15/31	102,835

		TOTAL HOUSING/MULTIFAMILY			102,835

		INDUSTRIALS - 3.5%
865,000	(a)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014	5.000	11/15/44	865,557
10,000		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade Center Project, Refunding Green Series 2022A-CL2	3.500	09/15/52	8,314
365,000		New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, (AMT)	4.000	10/31/41	337,373
85,000		New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, (AMT)	4.000	10/31/46	74,772
535,000		New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, (AMT)	4.000	04/30/53	454,024

		TOTAL INDUSTRIALS			1,740,040

		LONG-TERM CARE - 0.2%
80,000		Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006	5.000	11/01/31	81,036
25,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s Community Project, Series 2019	5.000	01/01/40	24,099

		TOTAL LONG-TERM CARE			105,135

22	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MATERIALS - 0.3%
$ 160,000	(a)	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, (AMT)	5.000%	01/01/35	$ 160,118

		TOTAL MATERIALS			160,118

		TAX OBLIGATION/GENERAL - 5.9%
1,000,000		Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series 2019B - AGM Insured	5.000	04/01/44	1,060,486
1,000,000		Nassau County, New York, General Obligation Bonds, General Improvement Series 2021A - AGM Insured	4.000	04/01/51	966,645
835,000		New York City, New York, General Obligation Bonds, Fiscal 2020 SeriesD-1	4.000	03/01/50	799,953
117,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/41	112,772

		TOTAL TAX OBLIGATION/GENERAL			2,939,856

		TAX OBLIGATION/LIMITED - 27.5%
1,000,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Bidding Group 1 Through 5, Series 2020A	4.000	03/15/44	979,380
2,975,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A Group C	5.000	03/15/41	3,048,816
1,000,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A	5.000	03/15/40	1,043,820
1,000,000		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D	5.000	11/15/25	1,010,342
250,000		Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Green Fiscal 2022 Series A	4.000	02/15/36	263,478
800,000		Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A	5.000	02/15/45	819,161
1,000,000		New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2	5.000	07/15/40	1,005,137
1,000,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2023F-1	4.000	02/01/51	956,323
1,060,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025D	4.250	05/01/54	1,046,934
1,120,000		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Group 1, Series 2019A	4.000	03/15/48	1,084,829
1,275,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	1,280,374
65,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Series 2021B-1	4.000	05/15/56	61,353
315,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Series 2022 A	4.000	05/15/51	301,535
685,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior Lien Bonds, Series 2022C	5.250	05/15/52	738,414

		TOTAL TAX OBLIGATION/LIMITED			13,639,896

		TRANSPORTATION - 19.9%
620,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1	5.250	11/15/56	626,433
100,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.000	07/01/46	99,999
1,110,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.250	01/01/50	1,109,987
620,000		New York Transportation Development Corporation, New York, Special Facilities Revenue Bonds, Terminal 6 John F Kennedy International Airport Redevelopment Project, Senior Green Series 2024A, (AMT)	5.500	12/31/60	658,684
85,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/26	85,102

See Notes to Financial Statements	23

Portfolio of Investments February 28, 2025 (continued)

NXN

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TRANSPORTATION (continued)
$ 830,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000%	08/01/31	$ 830,993
30,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, (AMT)	5.375	08/01/36	31,389
105,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	6.000	06/30/54	113,197
465,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	5.375	06/30/60	481,479
130,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C	5.000	12/01/35	140,479
265,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022, (AMT)	5.000	12/01/35	284,481
700,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, (AMT)	5.000	01/01/28	727,889
300,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, (AMT)	5.000	01/01/31	310,367
300,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, (AMT)	6.000	04/01/35	337,065
1,500,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth Series 2017	5.000	11/15/47	1,542,902
1,475,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-One Series 2020, (AMT)	4.000	07/15/55	1,351,371
1,095,000		Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2	5.000	11/15/42	1,128,877

		TOTAL TRANSPORTATION			9,860,694

		U.S. GUARANTEED - 0.1% (b)
20,000		Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A, (Pre-refunded 7/01/25)	5.000	07/01/31	20,153
25,000		Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A, (Pre-refunded 7/01/25)	5.000	07/01/33	25,191

		TOTAL U.S. GUARANTEED			45,344

		UTILITIES - 8.1%
200,000		Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds, Refunding Series 2015A	5.000	07/01/29	201,290
140,000		Long Island Power Authority, New York, Electric System General Revenue Bonds, Green Series 2023E	5.000	09/01/53	148,594
180,000		Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2016B	5.000	09/01/46	183,674
230,000		New York State Power Authority, General Revenue Bonds, Green Series 2024A	4.000	11/15/54	223,456
1,500,000		New York State Power Authority, General Revenue Bonds, Series 2020A	4.000	11/15/60	1,421,051
265,000		New York State Power Authority, Green Transmission Project Revenue Bonds, Green Series 2023A - AGM Insured	5.000	11/15/53	283,117
150,000	(a)	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, (AMT)	4.750	11/01/42	143,035
405,000	(a)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	411,259

24	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	UTILITIES (continued)
$ 1,000,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015	5.000%	12/15/33	$ 1,015,815

	TOTAL UTILITIES			4,031,291

	TOTAL MUNICIPAL BONDS (Cost $47,312,055)			47,588,994

	TOTAL LONG-TERM INVESTMENTS (Cost $47,312,055)			47,588,994

	OTHER ASSETS & LIABILITIES, NET - 4.2%			2,102,791

	NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$ 49,691,785

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $2,839,962 or 6.0% of Total Investments.
(b)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

See Notes to Financial Statements	25

Statement of Assets and Liabilities

February 28, 2025	NXC	NXN
ASSETS
Long-term investments, at value†	$85,355,988	$47,588,994
Short-term investments, at value◇	2,100,000	–
Cash	390,878	685,136
Receivables:
Interest	768,288	632,571
Investments sold	–	1,000,000
Deferred offering costs	158,928	–
Other	12,779	6,934

Total assets	88,786,861	49,913,635
LIABILITIES
Payables:
Management fees	17,343	9,777
Dividends	280,614	156,802
Interest	30	17
Accrued expenses:
Custodian fees	6,477	5,774
Investor relations	1,505	996
Trustees fees	15,147	9,196
Professional fees	32,481	32,201
Shareholder reporting expenses	7,399	6,026
Shareholder servicing agent fees	371	371
Shelf offering costs	568	–
Other	459	690

Total liabilities	362,394	221,850
Net assets applicable to common shares	$88,424,467	$49,691,785

Common shares outstanding	6,412,186	3,924,894
Net asset value (“NAV”) per common share outstanding	$13.79	$12.66
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$64,122	$39,249
Paid-in capital	89,241,353	53,856,608
Total distributable earnings (loss)	(881,008)	(4,204,072)
Net assets applicable to common shares	$88,424,467	$49,691,785
Authorized shares:
Common	Unlimited	Unlimited
† Long-term investments, cost	$84,080,182	$47,312,055
◇Short-term investments, cost	2,100,000	–

See Notes to Financial Statements

26

Statement of Operations

Year Ended February 28, 2025	NXC	NXN

INVESTMENT INCOME
Interest	$3,703,948	$2,215,310
Total investment income	3,703,948	2,215,310

EXPENSES
Management fees	227,577	128,352
Shareholder servicing agent fees	2,051	1,995
Interest expense	6,987	3,407
Trustees fees	3,385	1,905
Custodian expenses, net	7,790	8,602
Investor relations expenses	4,558	2,191
Professional fees	50,193	43,458
Shareholder reporting expenses	23,095	18,479
Stock exchange listing fees	7,766	7,763
Other	12,885	10,921

Total expenses	346,287	227,073

Net investment income (loss)	3,357,661	1,988,237

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	(56,142)	(34,122)
Net realized gain (loss)	(56,142)	(34,122)

Change in unrealized appreciation (depreciation) on:
Investments	(1,052,983)	(365,142)
Net change in unrealized appreciation (depreciation)	(1,052,983)	(365,142)

Net realized and unrealized gain (loss)	(1,109,125)	(399,264)

Net increase (decrease) in net assets applicable to common shares from operations	$2,248,536	$1,588,973

See Notes to Financial Statements

27

Statement of Changes in Net Assets

	NXC		NXN
	Year Ended 2/28/25	Year Ended 2/29/24	Year Ended 2/28/25	Year Ended 2/29/24
OPERATIONS
Net investment income (loss)	$3,357,661	$3,377,952	$1,988,237	$1,931,633
Net realized gain (loss)	(56,142)	(415,351)	(34,122)	(478,539)
Net change in unrealized appreciation (depreciation)	(1,052,983)	2,135,308	(365,142)	1,533,719

Net increase (decrease) in net assets applicable to common shares from operations	2,248,536	5,097,909	1,588,973	2,986,813

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(3,484,687)	(3,359,282)	(1,954,597)	(1,921,236)

Total distributions	(3,484,687)	(3,359,282)	(1,954,597)	(1,921,236)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from shelf offering, net of offering costs	683,280	–	–	–
Reinvestments of distributions	8,484	6,412	–	–

Net increase (decrease) applicable to common shares from capital share transactions	691,764	6,412	–	–
Net increase (decrease) in net assets applicable to common shares	(544,387)	1,745,039	(365,624)	1,065,577
Net assets applicable to common shares at the beginning of the period	88,968,854	87,223,815	50,057,409	48,991,832

Net assets applicable to common shares at the end of the period	$88,424,467	$88,968,854	$49,691,785	$50,057,409

See Notes to Financial Statements

28

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29

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period
NXC
2/28/25	$13.98	$0.53	$(0.17)	$0.36	$(0.55)	$–	$(0.55)	$–(d)	$–(d)	$13.79	$13.15
2/29/24	13.71	0.53	0.27	0.80	(0.53)	–	(0.53)	–	–	13.98	13.11
2/28/23	15.15	0.51	(1.46)	(0.95)	(0.49)	–(d)	(0.49)	–	–	13.71	13.89
2/28/22(e)	15.83	0.45	(0.65)	(0.20)	(0.44)	(0.04)	(0.48)	–	–	15.15	14.81
3/31/21	15.43	0.51	0.41	0.92	(0.52)	–	(0.52)	–	–	15.83	16.29
3/31/20	15.21	0.53	0.21	0.74	(0.52)	–	(0.52)	–	–	15.43	14.50
NXN
2/28/25	12.75	0.51	(0.10)	0.41	(0.50)	–	(0.50)	–	–	12.66	11.85
2/29/24	12.48	0.49	0.27	0.76	(0.49)	–	(0.49)	–	–	12.75	11.72
2/28/23	13.89	0.45	(1.44)	(0.99)	(0.42)	–	(0.42)	–	–	12.48	12.15
2/28/22(e)	14.35	0.38	(0.46)	(0.08)	(0.38)	–	(0.38)	–	–	13.89	12.92
3/31/21	13.99	0.46	0.37	0.83	(0.47)	–	(0.47)	–	–	14.35	14.50
3/31/20	14.08	0.49	(0.11)	0.38	(0.47)	–	(0.47)	–	–	13.99	12.65

(a)	Based on average shares outstanding.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized. Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

30

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

2.60%	4.48%	$88,424	0.39%	3.80%	8%
5.96	(1.69)	88,969	0.36	3.87	17
(6.23)	(2.77)	87,224	0.36	3.63	43
(1.34)	(6.27)	96,352	0.35 (f)	3.14 (f)	9
(6.05)	16.13	100,600	0.35	3.26	5
4.86	6.26	98,013	0.36	3.41	10

3.26	5.47	49,692	0.46	3.99	8
6.22	0.54	50,057	0.42	3.93	24
(7.14)	(2.57)	48,992	0.42	3.49	62
(0.62)	(8.43)	54,533	0.40 (f)	2.86 (f)	16
5.98	18.66	56,311	0.40	3.25	14
2.69	(3.18)	54,893	0.43	3.39	5

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expenses and other costs related to borrowings (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NXC
2/28/25	0.01%
2/29/24	–
2/28/23	–
2/28/22(e)	–
3/31/21	–
3/31/20	–
NXN
2/28/25	0.01
2/29/24	–(d)
2/28/23	–(d)
2/28/22(e)	–(d) (f)
3/31/21	–(d)
3/31/20	0.02

(d)	Value rounded to zero.
(e)	For the eleven months ended February 28, 2022.
(f)	Annualized.

See Notes to Financial Statements

31

Notes to Financial Statements

1.	General Information

Fund Information: The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen California Select Tax-Free Income Portfolio (NXC)

•	Nuveen New York Select Tax-Free Income Portfolio (NXN)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed-end management investment companies. NXC and NXN were organized as Massachusetts business trusts on March 30, 1992.

Current Fiscal Period: The end of the reporting period for the Funds is February 28, 2025, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2025 (the “current fiscal period”).

Investment Adviser and Sub-Adviser: The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub- advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

2.	Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and common shares transactions through the date of the report. Total return is computed based on the NAV used for processing security and common shares transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation: The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit: As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

Fund	Gross Custodian Fee Credits

NXC	$ 10,439

NXN	7,440

Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds’ distribution policy, which may be changed by the Board to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.

Indemnifications: Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

32

Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Netting Agreements: In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to Financial Statements.

Segment Reporting: In November 2023, the FASB issued Accounting Standard Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 also requires a public entity that has a single reportable segment to provide all the disclosures required by the amendments in ASU 2023-07 and all existing segment disclosures in Topic 280. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Funds adopted ASU 2023-07 during the current reporting period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial positions or the results of their operations.

The officers of the Funds act as the chief operating decision maker (“CODM”). Each Fund represents a single operating segment. The CODM monitors the operating results of each Fund as a whole and is responsible for each Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.

New Accounting Pronouncement: In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) Improvements to Income tax disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 are effective for annual periods beginning after December 15, 2024. Management is currently evaluating the implications of these changes on the financial statements.

3.	Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1	– Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2	– Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3	– Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

33

Notes to Financial Statements (continued)

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NXC	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$–	$85,355,988	$–	$ 85,355,988
Short-Term Investments:
Municipal Bonds	–	2,100,000	–	2,100,000

Total	$–	$87,455,988	$–	$87,455,988

NXN	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$–	$47,588,994	$–	$47,588,994

Total	$–	$47,588,994	$–	$47,588,994

4.	Portfolio Securities

Inverse Floating Rate Securities: Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related

34

borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

During the current fiscal period, the Funds did not have any transactions in self-deposited Inverse Floaters and/or externally-deposited Inverse Floaters.

Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Purchases and Sales: Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales and Maturities
NXC	$6,863,922	$ 7,780,748
NXN	3,840,905	4,756,960

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

5.	Derivative Investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Market and Counterparty Credit Risk: In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

6.	Fund Shares

Common Shares Equity Shelf Programs and Offering Costs: NXC has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

35

Notes to Financial Statements (continued)

	NXC
	Year Ended 2/28/25	Year Ended 2/29/24*
Additional authorized common shares	1,300,000	1,300,000
Common shares sold	49,308	-
Offering proceeds, net of offering costs	$683,280	-

*	Represents additional authorized shares for the period August 4, 2023 through February 29, 2024.

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions: Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NXC
	Year Ended 2/28/25	Year Ended 2/29/24
Common Shares:
Sold through shelf offering	49,308	–
Issued to shareholders due to reinvestment of distributions	602	468

Total	49,910	468

Weighted average common share:
Premium to NAV per shelf offering common share sold	0.21%	–%

7.	Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily paydowns and taxable market discount. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NXC	$86,116,900	$3,253,904	$(1,914,816)	$1,339,088
NXN	47,262,444	875,471	(548,921)	326,550

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

36

Fund	Undistributed Tax-Exempt Income[1]	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
NXC	$256,741	$–	$–	$1,339,088	$(2,185,083)	$–	$(291,754)	$(881,008)
NXN	209,254	–	–	326,550	(4,575,030)	–	(164,846)	(4,204,072)

[1]	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2025 and paid on March 3, 2025.

The tax character of distributions paid was as follows:

	2/28/25			2/29/24
Fund	Tax-Exempt Income[1]	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains
NXC	$3,484,687	$–	$–	$3,348,122	$11,160	$–
NXN	1,954,597	–	–	1,921,236	–	–

[1]	Each Fund designates these amounts paid during the period as Exempt Interest Dividends.

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NXC	$462,145	$1,722,938	$2,185,083
NXN	2,632,255	1,942,775	4,575,030

8.	Management Fees and Other Transactions with Affiliates

Management Fees: Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each fund is calculated according to the following schedule:

Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625
For the next $1 billion	0.0500
For the next $3 billion	0.0250
For managed assets over $5 billion	0.0125

37

Notes to Financial Statements (continued)

For the period March 1, 2024 through April 30, 2024 annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Effective May 1, 2024 the annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300

*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of February 28, 2025, the annual complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
NXC	0.1574%
NXN	0.1574%

Other Transactions with Affiliates: Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

38

	$		$		$
Fund	Purchases		Sales		Realized Gain (Loss)
NXC		$151,288		$–		$–
NXN		–		–		–

9.	Borrowing Arrangements

Committed Line of Credit: The Funds, along with certain funds managed by the Adviser and by an affiliate of the Adviser (“Participating Funds”), have established a 364-day, $2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2025 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

Fund	Maximum Outstanding Balance
NXC	$1,017,325
NXN	–

During each Fund’s utilization period during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate
NXC	3	$1,017,325	6.53%
NXN	–	–	–

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

10.	Inter-Fund Borrowing and Lending

Inter-Fund Borrowing and Lending: The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter- fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund

39

Notes to Financial Statements (continued)

loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

40

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)

Investment Objective

The Fund’s investment objective is to provide stable dividends exempt from both regular federal and California income taxes, consistent with preservation of capital.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and California income tax.

The Fund may invest up to 20% of its Managed Assets in municipal securities that are subject to the federal alternative minimum tax (“AMT Bonds”).

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one nationally recognized statistical rating organization (an “NRSRO”) that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objective and (ii) policy of investing at least at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and California income tax may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender offer bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and California personal income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

41

Shareholder Update (continued)

The municipal securities in which the Fund invests are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), is exempt from both regular federal income taxes and California personal income tax, although the interest may be subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre- refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre- refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

42

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long-term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of financial leverage.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objective.

43

Shareholder Update (continued)

NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)

Investment Objective

The Fund’s investment objective is to provide stable dividends exempt from regular federal income tax, as well as New York State and New York City personal income tax, consistent with preservation of capital.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and New York income tax.

The Fund may invest up to 20% of its Managed Assets in municipal securities that are subject to the federal alternative minimum tax (“AMT Bonds”).

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objective and (ii) policy of investing at least at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and New York income tax, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and New York income tax.

Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender offer bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and New York income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

44

The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality of New York, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal and New York income tax, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal income tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre- refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre- refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

45

Shareholder Update (continued)

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes or for repurchase of its shares as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objective.

46

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	NXC	NXN

Portfolio Level Risks

Alternative Minimum Tax Risk	X	X

Below Investment Grade Risk	X	X

Call Risk	X	X

Credit Risk	X	X

Credit Spread Risk	X	X

Deflation Risk	X	X

Derivatives Risk	X	X

Distressed or Defaulted Securities Risk	X	X

Duration Risk	X	X

Economic Sector Risk	X	X

Financial Futures and Options Risk	X	X

Floating and Variable Rate Securities Risk	X	X

Hedging Risk	X	X

Income Risk	X	X

Inflation Risk	X	X

Insurance Risk	X	X

Interest Rate Risk	X	X

Inverse Floating Rate Securities Risk	X	X

Municipal Securities Risk	X	X

Municipal Securities Market Liquidity Risk	X	X

Municipal Securities Market Risk	X	X

Other Investment Companies Risk	X	X

Puerto Rico Municipal Securities Market Risk	X	X

Reinvestment Risk	X	X

Restricted and Illiquid Investments Risk	X	X

Special Considerations Related to Single State Concentration Risk	X	X

Special Risks Related to Certain Municipal Obligations	X	X

Structured Products Risk	X	X

Swap Transactions Risk	X	X

Tax Risk	X	X

Taxability Risk	X	X

Tobacco Settlement Bond Risk	X	X

Unrated Securities Risk	X	X

Valuation Risk	X	X

When-Issued and Delayed Delivery Transactions Risk	X	X

Zero Coupon Bonds Risk	X	X

47

Shareholder Update (continued)

Risk	NXC	NXN

Fund Level and Other Risks

Anti-Takeover Provisions Risk	X	X

Counterparty Risk	X	X

Cybersecurity Risk	X	X

Economic and Political Events Risk	X	X

Fund Tax Risk	X	X

Global Economic Risk	X	X

Investment and Market Risk	X	X

Legislation and Regulatory Risk	X	X

Market Discount from Net Asset Value	X	X

Recent Market Conditions	X	X

48

Portfolio Level Risks:

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.

Distressed or Defaulted Securities Risk. Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets

49

Shareholder Update (continued)

in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed- income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Income Risk. The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer- term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the rest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating-rate securities.

Inverse Floating Rate Securities Risk. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

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The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may

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Shareholder Update (continued)

place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation, including PROMESA, that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by Hurricanes Irma and Maria and the resulting natural disaster in Puerto Rico since 2017. In September 2017, Hurricanes Irma and Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the commonwealth is likely to be in an uncertain economic state. The full extent of the natural disaster’s impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate. More recently, in late December 2019 and January 2020, a series of earthquakes hit Puerto Rico, including a magnitude 6.4 earthquake, the most powerful earthquake to hit the island in more than a century, causing an estimated $200 million in damage. In addition, in early 2020, as the population of Puerto Rico worked to recover from these natural disasters, the island was significantly impacted by Covid, resulting in the Commonwealth’s authorization of a $787 million relief package to fight the pandemic and its economic impacts. Any reduction in the Commonwealth’s, revenues as a result of the pandemic could have a negative ability on the Commonwealth to meet its debt service obligations, including with respect to debt held by the Fund. Puerto Rico’s political and economic conditions could have a negative impact on the liquidity or value of Puerto Rican municipal securities, and consequently may affect the Fund’s investments and its performance if the Fund invests a significant portion of its assets in Puerto Rican municipal securities.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Restricted and Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Special Considerations Related to Single State Concentration Risk. Because the Fund primarily invests in municipal securities from a single state, the Fund is more susceptible to political, economic or regulatory factors affecting issuers of single state municipal securities. Information regarding the financial condition of the state is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds for the state.

Additionally, the states are party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local issuers of the state may be unrelated to the creditworthiness of obligations issued by the state, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Structured Products Risk. In addition to the general risks associated with investments in debt securities, holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty, valuation and liquidity risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity

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that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Structured products may also be less liquid, more volatile and more difficult to price than other types of securities.

Swap Transactions Risk. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/ or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Unrated Securities Risk. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

When-Issued and Delayed-Delivery Transactions Risk. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Declaration of Trust and the Fund’s by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and

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Shareholder Update (continued)

called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and assets prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, instability in various countries, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, debt crises, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress, trade disputes and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

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Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, including the imposition of tariffs, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Beginning in early 2025, the United States also imposed tariffs on other countries, including Mexico and Canada. The possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets and the Fund’s performance.

The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates and has signaled an intention to continue to do so or maintain relatively higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

55

Shareholder Update (continued)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

56

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Principal Risks

The following risk factors were added as principal risks for the Funds:

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed- income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

Structured Products Risk. In addition to the general risks associated with investments in debt securities, holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty, valuation and liquidity risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Structured products may also be less liquid, more volatile and more difficult to price than other types of securities.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Investment Policies

The following investment policy disclosure has been removed from the “Investment Policies” section of each of the Funds, as it is duplicative of the limits imposed under the Investment Company Act of 1940, as amended:

•

The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including exchange- traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

57

Shareholder Update (continued)

ADDITIONAL DISCLOSURES FOR THE FUND AS OF THE FISCAL YEAR ENDED FEBRUARY 28, 2025

NUVEEN CALIFORNIA SELECT TAX- FREE INCOME PORTFOLIO (NXC)

This annual report includes the following additional disclosures for the Fund as it has an effective shelf offering registration statement on file with the Securities and Exchange Commission (SEC) as of the fiscal year ended February 28, 2025.

SUMMARY OF FUND EXPENSES

The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	NXC
Maximum Sales Charge (as a percentage of offering price) (1)	1.00%
Dividend Reinvestment Plan Fees (2)	$2.50

(1)

The maximum sales charge for offerings made at-the-market is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market, the applicable Prospectus Supplement will set forth any other applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(2)

You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)	NXC
Management Fees	0.26%
Interest and Other Related Expenses (2)	0.01%
Other Expenses (3)	0.12%
Total Annual Expenses	0.39%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended February 28, 2025.
(2)

Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended February 28, 2025. The types of leverage used by the Fund during the fiscal year ended February 28, 2025 are described in the Fund Leverage and the Notes to Financial Statements sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)

Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Example

The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assumes a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years
NXC	$14	$22	$32	$59

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

58

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the corresponding NAV per share; and (iii) the premium/(discount) to NAV per share at which the Common Shares were trading as of such date.

NXC

	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
February 2025	$ 13.60	$ 12.94	$ 14.00	$ 13.77	(2.86)%	(6.06)%
November 2024	$ 14.14	$ 13.30	$ 14.04	$ 13.87	0.71%	(4.14)%
August 2024	$ 13.95	$ 12.91	$ 13.98	$ 13.80	(0.21)%	(6.45)%
May 2024	$ 13.73	$ 12.81	$ 13.81	$ 13.72	(0.59)%	(6.63)%
February 2024	$ 13.35	$ 12.41	$ 13.99	$ 13.79	(4.57)%	(10.01)%
November 2023	$ 12.97	$ 11.87	$ 13.59	$ 12.93	(4.56)%	(8.20)%
August 2023	$ 13.52	$ 12.72	$ 13.81	$ 13.52	(2.10)%	(5.92)%
May 2023	$ 13.86	$ 13.00	$ 13.69	$ 13.63	1.21%	(4.62)%

The following table shows, as of February 28, 2025 the Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

February 28, 2025	NXC
NAV per Common Share	$13.79
Market Price	$13.15
Percentage of Premium/(Discount) to NAV per Common Share	(4.64)%
Net Assets Attributable to Common Shares	$88,424,467

Shares of closed-end investment companies, including the Fund, may frequently trade at prices lower than NAV, the Fund’s Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

UNRESOLVED STAFF COMMENTS

The Fund believes that there are no material unresolved written comments, received 180 days or more before February 28, 2025, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940, or its registration statement.

59

Important Tax Information

(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains

NXC	$—

NXN	—

60

Additional Fund Information

(Unaudited)

Board of Trustees
Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Legal Counsel Chapman and Cutler LLP Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXC	NXN

Common shares repurchased	0	0

FINRA BrokerCheck:  The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

61

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

Inverse Floating Rate Securities: Inverse floating rate securities are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.

Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

62

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:
Joseph A. Boateng 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2019 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.	212
Michael A. Forrester 1967 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).	212
Thomas J. Kenny 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011–2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account VA-1.	217
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	217

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Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	217
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	217
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008– 2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2010–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	217
Loren M. Starr 1961 333 W. Wacker Drive Chicago, IL 60606	Board Member	2022 Class III	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Chair of the Audit Committee (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022–2023).	216

64

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	217
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); formerly, Chair and Member of the Board of Directors (2021–2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003–2007) and Northern Trust Hong Kong Board (1997–2004).	217
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.	217
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	217

65

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:
David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer (Principal Executive Officer)	2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.
Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.
Marc Cardella 1984 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller (Principal Financial Officer)	2024	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund.
Joseph T. Castro 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2025	Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President, formerly, Senior Managing Director, Nuveen Securities, LLC; Senior Managing Director, Nuveen Fund Advisors, LLC and Nuveen, LLC.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.
Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.
Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director of Nuveen; President. formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.
Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

66

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years
John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Senior Managing Director, Division General Counsel of Nuveen; Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the College Retirement Equities Fund; Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with TIAA.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Senior Managing Director of Nuveen.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.
Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

67

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN-A-0225P 4335456

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

Item 4.	Principal Accountant Fees and Services.

Nuveen New York Select Tax-Free Income Portfolio

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s current auditor, and KPMG LLP, the Fund’s former auditor, billed to the Fund during the Fund’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP and KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended[5]	Audit Fees Billed to Fund[1]	Audit-Related Fees Billed to Fund[2]	Tax Fees Billed to Fund[3]	All Other Fees Billed to Fund[4]
February 28, 2025	$26,600	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

February 29, 2024	$26,600	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

4

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

5	Fund changed audit firm from KPMG LLP to PricewaterhouseCoopers LLP on October 24, 2024.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP and KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
February 28, 2025	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

February 29, 2024	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP and KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that the Fund’s independent registered public accounting firm provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP and KPMG LLP about any non-audit services rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s and KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
February 28, 2025	$0	$0	$0	$0
February 29, 2024	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all audit and non-audit services to be performed by the Fund’s independent registered public accounting firm for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii)

reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

Item 4(i) and Item 4(j) are not applicable to the registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson, Chair, Loren M. Starr, Matthew Thornton III, Margaret L. Wolff and Robert L. Young.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1) Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Scott R. Romans, PhD, Managing Director of Nuveen Asset Management, responsible for managing several state-specific, tax-exempt portfolios, including the California Municipal Bond and the New York Municipal Bond strategies. He also serves as portfolio manager for a number of closed-end funds. Before moving to his portfolio management role in 2003, he was a senior research analyst in the firm’s tax-exempt fixed income department, specializing in the education sector. He holds an undergraduate degree from the University of Pennsylvania, an M.S.F. from the Illinois Institute of Technology Stuart School of Business, and an MA and PhD from the University of Chicago.

Kristen M. DeJong, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager responsible for managing taxable municipal fixed income strategies for customized institutional portfolios and closed-end funds. She began her career in the investment industry in 2005 and joined Nuveen Asset Management in 2008. Prior to her current role, she served as senior research analyst for Nuveen Asset Management’s municipal fixed income team, responsible for conducting credit analysis and providing trade recommendations for separately managed accounts. Previously, she worked as a research associate at Nuveen in the wealth management services area, where she provided research and developed reports on various topics involving retirement, tax and investment planning. Before joining Nuveen, she was a financial advisor at Ameriprise Financial. She received her B.S. in Business from Miami University. Ms. DeJong holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2) Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	17	$16.88 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$5.1 million

Kristen M. DeJong	Registered Investment Company	20	$18.91 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	48	$17.43 billion
*	Assets are as of February 28, 2025. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3) Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4) Beneficial Ownership of NXN Securities

As of February 28, 2025, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott R. Romans	X
Kristen M. DeJong	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen New York Select Tax-Free Income Portfolio

Date: May 7, 2025	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: May 7, 2025	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: May 7, 2025	By:	/s/ Marc Cardella
Marc Cardella
Vice President and Controller
(principal financial officer)